Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

First Trust Expanded Technology ETF

(the “Fund”)

Supplement To the Fund’s Prospectus, Summary Prospectus
and Statement of Additional Information

January 3, 2023

Important Notice Regarding Change in Investment Policy

Notwithstanding anything to the contrary in the Fund’s prospectus, summary prospectus or statement of additional information, until on or about March 16, 2023, the Fund’s non-fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 will remain as follows:

Under normal market conditions, the Fund will at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies identified by the Fund’s investment advisor as either information technology companies or consumer discretionary and communication services companies whose operations are principally derived from and/or dependent upon technology (such companies are collectively referred to herein as “Expanded Technology Companies”).

Additionally, until on or about March 16, 2023, references in the prospectus, summary prospectus and statement of additional information to financial companies and the transaction and payment processing services industry are replaced with consumer discretionary companies and the internet and direct marketing retail industry.

Accordingly, until on or about March 16, 2023, the Fund is subject to the following risk:

CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

Please Keep this Supplement with your Fund Prospectus, Summary Prospectus and Statement of Additional Information